                           CREDIT SUISSE FIRST BOSTON
                     IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                         DERIVED INFORMATION [11/07/03]

                                  [$13,365,000]
                     [Subordinate & Mezzanine] Bonds Offered
                                  (Approximate)

                                 [$198,000,000]
                        Total Notes Offered & Non-Offered

                  Home Equity Loan-Backed Notes, Series 2003-D

              Credit Suisse First Boston Mortgage Acceptance Corp.
                                    Depositor

                         U.S. Bank Notional Association
                                Indenture Trustee

         The information contained in the attached materials is referred to as the "Information".

        The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and
Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the
Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive
Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

                           CREDIT SUISSE FIRST BOSTON
                     IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                           [$13,365,000] (Approximate)
                 Home Equity Mortgage-Backed Notes, Series 2003-D

The below tables displays the Discount Margin (DM), the Weighted Average Life
(WAL), the Collateral Loss to Maturity (expressed as a percentage of the initial collateral balance) and the Principal Payment Window for Class M-2 at the value of the breakeven CDR (i.e., the highest CDR where the referenced Class does not incur a writedown), assuming:

           o        100% of the Prospectus Prepayment Curve (PPC)
           o        Forward LIBOR and Forward LIBOR + 200 basis points
           o        100% Loss Severity
           o        Six-month lag from default to loss
           o        Priced at par
           o        Triggers Fail (No Stepdown)

                                                                 Class M-2
                                               ----------------------------------------------
                                               ----------------------- ----------------------
                                               ----------------------         Forward
                                                      Forward               LIBOR + 200
                                                       LIBOR
                BE CDR (%)                              7.00                   5.15
                DM (bps)                                186                    1.69
                WAL (yrs)                               8.9                     9.4
                Collat Loss %                          19.8%                   15.2%
                Prin Period Begin                        80                     84
                Prin Period End                         207                     205

                           CREDIT SUISSE FIRST BOSTON
                     IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the Mortgage Loans, 100% of the prepayment assumption (the
"PPC") describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.727% CPR per month to 25% CPR in month 12, and remaining at 25%
CPR thereafter.

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